1


DATED                                                              1994
_______________________________________________________________________







                        BAKER HUGHES LIMITED       (1)


                      NAVSTAR SYSTEMS.LIMITED      (2)

                         SYMMETRICOM INC           (3)








_______________________________________________________________________

                               UNDERLEASE

                                   of

                       Premises at Mansard Close
                      Westgate Interchange Estate
                              Northampton
_______________________________________________________________________








                             Osborne Clarke
                        30 Queen Charlotte Street
                            Bristol BS99 7QQ

                               78/3580l4



                          PARTICULARS

1.    DATE OF THIS DEED               day Of                  1994

2.    LEASE OR UNDERLEASE           UNDERLEASE

3.    LANDLORD                      BAKER HUGHES LIMITED (Company
                                    Number 1388658) whose registered
                                    office is at Hammersley House 5-8
                                    Warwick Street London WlR 5RA

4.     TENANT                       NAVSTAR SYSTEMS LIMITED (Company
                                    Number 2801218 ) whose registered
                                    office is at 3 The Billings
                                    Walnut Tree Close Guildford Surrey

5.     SURETY                       SYMMETRICOM INC whose registered
                                    office is at 85 West Tasman Drive
                                    San Jose, California 95134-1703

6.     SITE                         premises at Mansard Close Westgate
                                    Interchange Estate Northampton as
                                    shown edged blue on the annexed plan

7.     DEMISED PREMISES             premises at the site as shown edged
                                    red on the annexed plan

8.     DATE OF COMMENCEMENT
       OF TERM                      5th day of April 1994

9.     LENGTH OF TERM               10 years

10.    EXPIRY DATE OF TERM          4th day of April 2004

11.    RENT(S) as they may be
       reviewed under the Third
       Schedule                     72,000  pounds per annum

12.    RENT COMMENCEMENT DATE       5th day of October 1994

13.    RENT REVIEW DATE             29th September 1995 and 29th
                                    September 2000

14.    USER                         Any use falling within Class III
                                    and/or Class X of the Town and
                                    Country Planning (Use Classes) Order
                                    1972

15.    HEAD LEASE                   means a Lease of the Site dated the
                                    19th December 1985 made between
                                    Strathclyde Regional Council (1) and
                                    the Landlord (then called Baker
                                    International Limited) and
                                    references herein to superior leases
                                    shall include the Head Lease

16.    HEAD LANDLORD                means any person  from time to time
                                    entitled (whether immediately or
                                    not) to the reversion expectant on
                                    the determination of the term
                                    granted by the Head Lease and
                                    references herein to superior
                                    landlord shall include the Head
                                    Landlord

17.    SCHEDULE OF CONDITION        means a schedule of the condition of
                                    the Demised Premises and the Common
                                    Parts agreed between the Landlord
                                    and the Tenant's respective
                                    surveyors and annexed hereto


THIS LEASE made on the date stated in the Particulars B E T W E E N

(1)   the Landlord specified in the Particulars ("the Landlord")
(2)   the Tenant specified in the Particulars ("the Tenant")
WITNESSES:-
1.    Definitions
      ___________
IN this Lease the following expressions (where the context so admits) shall have the following meanings:-

"the Particulars"                   The details on the preceding pages
                                    headed "Particulars"

"the Plan"                          The plan or plans specified in the
                                    Particulars

"the Term"                          The term mentioned in the
                                    Particulars

"the Termination Date"              The date of expiration or sooner
                                    determination of the Term

"the Demised Premises"              The whole and every part of the land
                                    described in the Particulars
                                    together with everything for the
                                    time being on the land and/or
                                    appurtenant to it (excluding any
                                    tenants fixtures and fittings and
                                    any matters the property of
                                    statutory undertakings) provided
                                    that the wall separating the
                                    said premises from the adjoining
                                    building on the Site shall be
                                    included only to the extent of the
                                    median line thereof

"Conduit"                           Any sewers drains pipe wires ducts
                                    cables and other conducting media or
                                    other thing within the Demised
                                    Premises by means of which gas
                                    electricity water soil or any other
                                    facility service or matter may pass

"Requisite Notice"                  A notice  in writing to the Tenant
                                    forty eight hours before any entry
                                    is made on the Demised Premises or
                                    such notice to the Landlord before
                                    any entry is made on the Site (as
                                    the case may be) PROVIDED THAT in
                                    the case of an emergency no notice
                                    shall be required

"the Insured Risks"                 The risks insured against under
                                    Clause 4.1

"Landlord"                          shall include the person entitled
                                    for the time being to the reversion
                                    of this Lease

"Tenant" shall (unless the context otherwise admits) include the Tenant's successors in title and if it is an individual his personal representatives

"Surety"                            shall include if it is an individual
                                    his personal representatives

"Interest"                          Interest at the rate of 3% above
                                    Bank of Scotland Base Rate for the
                                    time being payable on any monies due
                                    and payable by the Tenant to the
                                    Landlord (if due payment is not made
                                    by the Tenant within 14 days of
                                    demand) from the date of demand by
                                    the Landlord until the date of
                                    payment to the Landlord

"Act" Shall mean every Act of Parliament (whether specifically named herein or not) which may be relevant to the Demised Premises its user or anything on the Demised Premises the persons employed thereon or having recourse thereto whether or not in force at the date hereof and shall include any statutory re-enactment or modification thereof and any order regulation directive bye law rule consent or licence granted or required thereunder or by any Public or local authority or by any court of competent jurisdiction

"Common Parts"                      shall mean all ways passages roads
                                    pavements sewers drains sanitary
                                    apparatus pipes gutters watercourses
                                    walls structures fences and other
                                    conveniences which shall belong to
                                    or be used by or in connection with
                                    the Demised Premises in common with
                                    the remainder of the Site and other
                                    premises near or adjoining thereto

2.   IN THIS LEASE
     _____________
     2.1. The details and descriptions appearing in the Particulars shall be included and form part of the Lease
     2.2. If there shall be more than one person included in the expression "Tenant" or "Surety" the covenants by them shall be joint and several
     2.3. Where any act is prohibited the Tenant shall not allow or suffer such act to be done
     2.4. Where the Landlord or any other person exercises any rights to enter the Demised Premises under this Lease unless specifically provided herein to the contrary the person exercising such right will forthwith make good any damage caused to the Demised Premises but neither such person nor the Landlord shall be liable for any other compensation

3.  DEMISE
    ______
THE Landlord DEMISES to the Tenant ALL THOSE the Demised Premises TOGETHER with so far as the Landlord has title to grant the same the easements and rights specified in the First Schedule EXCEPTING AND RESERVING to the Landlord the rights and easements specified in the Second Schedule TO HOLD the Demised Premises to the Tenant from and including the Date of Commencement of Term for the Term SUBJECT to all rights easements privileges restrictions and stipulations of whatever nature and other matters referred to in the documents (if any) specified in the Fifth Schedule YIELDING AND PAYING
     3.1. yearly and proportionately for any fraction of a year from and including the Rent Commencement Date the rents specified in Clause 11 of the Particulars and from and including each of the rent review dates referred to in the Particulars such other rent as may become payable under the provisions of the Third Schedule to be paid (by bankers order if the Landlord so requires) by equal quarterly payments in advance on the usual quarter days in every year the first such payment to be made today and to be in respect of the period from and including the Rent Commencement Date to the quarter day following whichever is the later of today's date and the Rent Commencement Date save that for the purposes of this Clause 3.1 for the period from the first rent review date until the fifth anniversary of the date hereof the Tenant shall pay the rent specified in the Particulars instead of the reviewed rent
     3.2. the insurance rent as determined pursuant to Clause 4 hereof and Interest and all other sums whatsoever as shall become payable by the Tenant to the Landlord under the provisions of this Lease which are all hereby reserved as rent
     3.3. on demand as further or additional rent a due proportion (to be reasonably determined by the Landlord) of the reasonable costs and expenses properly incurred (including those required under or by virtue of any Act of Parliament or local Bye-Law or any enactment or statutory instrument for the time being in force or by any competent public or local authority or otherwise) of repairing maintaining rebuilding lighting and cleansing all Common Parts and to keep the Landlord indemnified against all such reasonable costs and expenses as aforesaid and all reasonable costs and fees of professional advisers reasonably and properly incurred in connection therewith PROVIDED THAT the Tenant shall not be obliged or be liable to pay a due proportion of the costs and expenses of:-
            3 3.1. putting and keeping the Common Parts in any better condition than that shown in the Schedule of Condition
            3.3.2. or remedying any damage to the Common Parts due to any defect or deterioration in the Common Parts which is the direct or indirect result of any fault in the initial design the siting or the method of construction of the Common Parts or any part or parts thereof

4.   INSURANCE
     _________
     4.1. Subject to the Tenant paying the premium in accordance with the provisions of this clause the Landlord hereby covenants with the Tenant that the Landlord will procure the insurance of the Demised Premises and the remaining part or parts of the Site subject to such excesses exclusions or limitations as the Head Landlord or its Insurers require in such reputable insurance office or with such underwriters and through such agency as the Head Landlord may from time to time decide in the full reinstatement value of the Demised Premises or such higher value as the Tenant may reasonably require including Architects and Surveyors and other professional fees and incidental expenses against:-
            4.1.1. Loss or damage by fire explosion storm tempest (including lightning) flood burst pipes impact and (in peacetime) aircraft and articles dropped therefrom riot civil commotion and malicious damage and such other risks which the Landlord may from time to time deem necessary or such other risks against which insurance has been effected
            4.1.2. Public Liability of the Landlord and the Head Landlord arising out of or in connection with any matter involving or relating to the Demised Premises and the remaining part or parts of the Site
            4.1.3. The loss of rent payable under this Lease from time to time (having regard to any review of rent which may become due under this Lease) for three years or such longer period as the Head Landlord may from time to time reasonably consider to be sufficient for the purposes of planning and carrying out any such reinstatement
     4.2. The Tenant shall pay to the Landlord on demand the amount of the premium for insuring the Demised Premises against the Insured Risks from the Date of Commencement of Term as reasonably determined by the Landlord
     4.3. At the reasonable request of the Tenant the Landlord will produce evidence of such insurance and of the payment of the last premium
     4.4. If any part of the Demised Premises or any part of the Site over which rights are granted to the Tenant is damaged by any of the Insured Risks and becomes unfit for occupation and use and the policy or policies of insurance shall not have been vitiated or payment refused in whole or part as a result of some act or default of the Tenant then the rents or a fair proportion of the rents according to the nature and extent of the damage shall be suspended until the Demised Premises or such parts of the Common Parts shall be fit for occupation and use or accessible and the Landlord shall forthwith repay to the Tenant any rent paid in advance in respect of a period after the date of such destruction or damage and any dispute regarding the cesser of rent shall be referred to a single arbitrator to be appointed in default of agreement upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors under the Arbitration
            Acts 1950 to 1979
            4.4.1. If the Demised Premises or any part of the Site over which rights are granted to the Tenant are damaged by any of the Insured Risks then unless payment of the insurance monies shall be refused in whole or part by reason of any act or default of the Tenant or anyone under its control and the Tenant does not comply with Clause 4.4.2. hereof and subject to the Head Landlord being able to obtain all necessary consents the Landlord hereby covenants with the Tenant that the Landlord will use all reasonable endeavours to ensure that the Head Landlord lays out the proceeds of such insurance in reinstating the Demised Premises and any part of the Site over which rights are granted to the Tenant and the Tenant will pay to the Landlord on demand with Interest (if appropriate) the amount equivalent to any excess which may be applicable to such insurance
            4.4.2. If the payment of any insurance monies is refused in whole or in part as provided in Clause 4.4.1 by any act or default of the Tenant or anyone under its control then the Tenant will pay to the Landlord on demand and with Interest (if appropriate) the amount so refused
     4.5. The Tenant will not do anything which may prejudice any policy of insurance for the time being in force in respect of any part of the Demised Premises or any part of the Site over which rights are granted to the Tenant or which may result in such insurance becoming void or voidable or the rate of premium under such insurances being increased (unless previously authorised by the Landlord the Head Landlord and the insurers and the Tenant shall elect to pay the increased premium) and the Tenant will at all times comply with all requirements of the insurers of the Demised Premises
     4.6. The Tenant will keep the Demised Premises supplied with such fire fighting equipment as the insurers of the Demised Premises and the competent Fire Authority may require or as the Landlord may reasonably require and maintain such equipment to the satisfaction of all such persons
     4.7. The Tenant will not store especially inflammable or explosive substances or goods at the Demised Premises or obstruct the access to any fire fighting equipment or the means of escape from or over the Demised Premises and in the event of anything happening which might affect any insurance policy relating to the Demised Premises forthwith to give notice to the Landlord
     4.8. The Tenant will insure in the joint names of the Landlord the Head Landlord and the Tenant all plate glass (if any) in the Demised Premises against breakage or damage in its full reinstatement value for the time being with an insurance office or underwriters approved in writing by the Landlord (such approval not to be unreasonably refused or delayed) and will produce to the Landlord on demand (but not more than once in any period of twelve months) evidence of such insurance and the payment of the current years premium and all monies received from such insurance shall be laid out as soon as possible in reinstating the plate glass and any deficiency will be made up from the Tenants own monies and subject hereto the Tenant will not effect any insurance over the Demised Premises in respect of any of the Insured Risks
     4.9. The Tenant will on demand repay to the Landlord the reasonable and proper costs incurred in obtaining valuations of the Demised Premises for insurance purposes from time to time but no more frequently than once every three years

5.   TENANT'S OBLIGATIONS
     ____________________
THE Tenant COVENANTS with the Landlord:
     5.1.   Rents
            To pay the rents reserved by this Lease without deduction in accordance with its terms and in the event that any rent shall be unpaid for more than fourteen days after the due date (and in the case only of the rent reserved by Clause
            3.1 hereof whether formally demanded or not) to pay
            Interest
     5.2.   5.2.1.    Repair and Decoration
                      _____________________
                      Subject to the provisions of Clause 5.2.6 at all
                      times to repair and to keep the Demised Premises
                      in good and substantial repair and condition free
                      from all defects and to yield up the same at the
                      Termination Date in accordance with the covenants
                      by the Tenant contained in this Lease (damage by
                      any of the Insured Risks excepted unless payment
                      of the insurance moneys shall be withheld in whole
                      or in part by reason solely or in part of any act
                      or default of the Tenant its servants or agents)
                      PROVIDED THAT the Tenant shall not be obliged to
                      put or keep the Demised Premises in any better
                      condition than as set out in the Schedule of
                      Condition
            5.2.2.    To keep the Demised Premises (including any part
                      unbuilt on) and all conduits in a clean and tidy
                      condition and properly cleansed and free from
                      obstruction and in particular to clean all the
                      windows (both inside and out) and all other glass
                      in the Demised Premises monthly
            5.2.3.    Decoration
                      __________
                      Without prejudice to the generality of the
                      foregoing
                      5.2.3.1.    during the first year and every
                                  succeeding third year and in the last
                                  six months of the Term (PROVIDED THAT
                                  the Tenant shall not be liable so to
                                  do more frequently than once every 24
                                  months) to paint and otherwise treat
                                  as the case may be all the outside of
                                  the Demised Premises usually so
                                  treated in a workmanlike manner to the
                                  reasonable satisfaction of the Head
                                  Landlord in colours to be approved by
                                  the Head Landlord AND as often as in
                                  the reasonable opinion of the Landlord
                                  may be necessary and in any event
                                  during the last three months of the
                                  Term to clean all external surfaces of
                                  the Demised Premises and to repoint
                                  any brickwork
                      5.2.3.2.    during the second year and every
                                  succeeding fifth year and in the last
                                  six months of the Term (Provided That
                                  the Tenant shall not be liable so to
                                  do more frequently than once every
                                  twenty four months) to paint and
                                  otherwise treat as the case may be all
                                  the inside wood and metal work of the
                                  Demised Premises usually painted or
                                  otherwise treated in a workmanlike
                                  manner to the reasonable satisfaction
                                  of the Landlord and also clean all
                                  other inside parts of the Demised
                                  Premises and to paint or paper in a
                                  workmanlike manner all walls and
                                  ceilings of the Demised Premises
                                  usually painted or papered as the
                                  case may be such decorations in the
                                  last three months of the Term to be
                                  executed in such colours patterns and
                                  materials as the Head Landlord may
                                  require
                      5.2.3.3.    Where painting is required under any
                                  of the preceding paragraphs in the
                                  case of exterior painting it shall
                                  consist of a priming coat and three
                                  coats of good quality paint and in
                                  the case of interior painting three
                                  coats of good quality paint and in
                                  every case materials of good quality
                                  only shall be used
            5.2.4.    To repair or replace forthwith by new articles of
                      similar kind and quality any fixtures fittings or
                      plant or equipment (other than tenants or trade
                      fixtures and fittings) in the Demised Premises
                      which shall become in need of repair or
                      replacement
            5.2.5.    To keep any part of the Demised Premises which
                      may not be built upon adequately surfaced in
                      good condition properly mowed (if grass) and
                      free from weeds and all lanascaped areas
                      properly cultivated
            5.2.6.    The Tenant's liability to keep the Demised
                      Premises in good and substantial repair and
                      condition shall not apply to damage due to any
                      defects or deterioration in the Demised Premises
                      which is the direct or indirect result of any
                      fault in the initial design the siting or the
                      method of construction of the Demised Premises
                      and/or the building or any part or parts thereof
     5.3.   Alterations and additions
            _________________________
            5.3.1. That no new building or new structure of any kind
                   shall at any time be erected upon any part of the Demised Premises
            5.3.2. Not to make any internal or external alterations
                   or additions to any part of the Demised Premises and not to cut maim or remove structural parts of the Demised Premises and not to make any change in the existing design or appearance of the Demised Premises PROVIDED ALWAYS that the Tenant may with the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed) carry out internal non-structural alterations to any buildings for the time being erected on the Demised Premises
     5.4.   User
            _____
            At all times during the said term to use the Demised Premises for the User specified in the Particulars and not to use the same or any part for any other purpose
     5.5.   Alienation
            __________
            5.5.1. Not to assign charge or underlet or part with or
                   share the possession or occupation of any part or parts (as distinct from the whole) of the Demised Premises and not to agree so to do
            5.5.2. Not to underlet part with or share possession of the whole of the Demised Premises or agree so to do or permit anyperson to occupy the same save by way of an assignment of the whole of the Demised
                   Premises in accordance with theprovisions
                   hereinafter contained
            5.5.3. Without prejudice to the foregoing provisions of
                   this sub-clause not to assign or charge the whole
                   of the Demised Premises without the previous written consent of the Landlord such consent not to be unreasonably withheld or delayed
            5.5.4. On any assignment to procure that the Assignee
                   enters into a covenant with the Landlord to pay
                   the rents reserved byand perform and observe the covenants on the part of the Tenant contained in this Deed
            5.5.5. If the Landlord  shall  reasonably so require to
                   obtain acceptable Guarantors for any person to
                   whom this Lease is to be assigned who shall covenant with the Landlord in the terms (mutatis mutandis)
                   set out in the Fourth Schedule hereto
            5.5.6. Not to vary the terms of or accept any surrender of any underlease permitted under this clause (or agree so to do) without the Head Landlord's and the Landlord's written consent (such consent not to be unreasonably withheld or delayed)
            5.5.7. Within one month after the transmission of any
                   interest under this Lease or derivative on it or
                   the execution of any document dealing with such interest to produce to and leave with the Landlord the Deed instrument or other document evidencing or effecting such dealing or transmission together with the Landlord's registration fee of 20 and with such reasonable registration fee as the Head Landlord may require PROVIDED THAT registration of any such deed instrument or other document shall be evidence of notification of such transaction to the Landlord but shall not require the Landlord to consider the terms of such transaction or of the said deed instrument or other document and shall not be evidence that it has done so
     5.6.  Entry
           _____
           5.6.1.     To permit the Landlord and all persons authorised
                      by it at all reasonable times upon Requisite
                      Notice to enter upon the Demised Premises:
                      5.6.1.1.    to examine their condition and to take
                                  schedules of repairs and the like and
                                  inventories of and fittings plant and
                                  machinery
                      5.6.1.2.    to execute any works of construction
                                  repair decoration or of any other
                                  nature on any adjoining or
                                  neighbouring premises and to carry
                                  out any repairs decorations or other
                                  work which the Landlord must or may
                                  carry out under the provisions of this
                                  Lease upon or to the Demised Premises
                     5.6.1.3. for any other reasonable and proper purpose connected with the interest of the Landlord in the Demised Premises including (without prejudice to the generality of the foregoing) for the purpose of valuing or disposing of any interest of the Landlord or any superior landlord or doing anything which may be reasonably necessary to prevent a forfeiture of any superior lease for the time being affecting the Demised Premises
                     5.6.1.4. in the last six months of the Term to affix a sign or signs indicating that the Demised Premises are to let unless the Tenant enjoys a statutory right to renew this Lease
                    5.6.1.5. The person or persons exercising the right of entry contained in this Clause 5.6.1. shall cause as little interference with the Tenant's use and/or enjoyment of the Demised Premises and/or the Tenant's business as reasonably possible and forthwith make good all damage thereby caused to the reasonable satisfaction of the Tenant and the right of entry is subject thereto
           5.6.2. If as a result of an inspection or otherwise the Landlord becomes aware of any breaches of covenant by the Tenant hereunder the Landlord may give notice in writing thereof to the Tenant and within two months after every such notice or sooner if reasonably required the Tenant shall remedy such breach of covenant in accordance with such notice and the covenants contained in this Lease to the reasonable satisfaction of the Landlord AND if the Tenant shall fail within two months of such notice or immediately in case of emergency to commence and to diligently and expeditiously continue to comply with such notice or if the Tenant shall at any time make default in the performance of any of the covenants contained in this Lease for or relating to the repair decoration or maintenance of the Demised Premises then (without prejudice to the right or re-entry and forfeiture hereinafter contained) the Landlord may enter upon the Demised Premises pursuant to and subject to the provisions of Clause 5.6.1 hereof and carry out or cause to be carried out all or any of the works referred to in such notice or remedy the default of the Tenant and in such circumstances the Landlord shall be under no liability to make good any damage whatsoever
                    and all reasonable costs of all such works and all expenses properly incurred in remedying such defaults in each case together with Interest (if applicable) shall be paid by the Tenant to the Landlord on demand
     5.7.  Town and Country Planning Acts and Acts Generally
           _________________________________________________
           5.7.1.   To comply with al1 Acts (including without
                    prejudice to the generality of the foregoing the Town and Country Planning Acts 1971 to 1991)
           5.7.2. At its expense to obtain from the appropriate authorities all licences consents and permissions as may be required for the carrying out by the Tenant of any operations or use on any part of the Demised Premises
           5.7.3. Not to make any application for planning permission without first producing a copy of the same and obtaining the prior written consent of the Landlord to such application which consent shall not be unreasonably withheld or delayed
           5.7.4. Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Demised Premises or any change of use thereof (being an alteration addition or change of use for which a planning permission needs to be obtained) before a planning permission therefor has been produced to the Landlord and acknowledged by it in writing as being satisfactory to it such acknowledgement (subject to the proviso contained in this sub-clause) not to be unreasonably withheld or delayed PROVIDED ALWAYS that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period thereof or anything contained therein or omitted therefrom in the reasonable opinion of the Head Landlord or its Surveyor would be or be likely to be prejudicial to the Head Landlords interest in the Demised Premises whether during the said term or following the expiration thereof or likely to involve the Head Landlord in liability to Development Land Tax or any similar or substituted tax or charge on
                    development gains
           5.7.5. Unless the Landlord shall otherwise in writing direct to carry out before the Termination Date any works stipulated to be carried out to the Demised Premises as a condition of any planning permission which may have been granted during the Term and implemented by the Tenant or any other person whether or not the date by which the planning permission requires such works to be carried out falls within the Term
           5.7.6.   In any case where a Planning Permission granted
                    is granted subject to conditions and if the Head Landlord reasonably so requires to provide reasonable security for the compliance with such conditions and such planning permission shall not be implemented until such security shall have been
                    provided
           5.7.7.   If reasonably required by the Landlord but at
                    the cost of the Tenant to appeal to the Secretary
                    of State against any refusal of planning permission or the imposition of any conditions on a planning permission in either case made pursuant to an application therefor under this sub-clause PROVIDED THAT the Tenant shall not be obliged to appeal against the decision of the Secretary of State
           5.7.8. Within seven days of the receipt of notice thereof to give full particulars to the Landlord of any permission notice order or proposal relevant to the Demised Premises or to the use thereof given to the Tenant or the occupier of the Demised Premises (together with a copy of any notice permission letter or document) under the Planning Acts or any Act and without delay to take all necessary steps to comply therewith with the written approval of
                    the Landlord (such approval not to be unreasonably withheld or delayed) and also at the request of the Landlord to make or join with the Landlord in making such objections and representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall reasonably require the cost of which is to be shared equally between the Landlord and the Tenant
     5.8.  Outgoings Costs and Fees
           ________________________
           5.8.1. To pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever and whether or not of a non-recurring nature (hereinafter called "outgoings") which now are or may be charged levied assessed or imposed upon the Demised Premises or upon the owner or occupier thereof and to pay bear and discharge the proportion properly attributable to the Demised Premises of any outgoings as may be charged levied assessed or imposed upon any premises of which the Demised Premises form part (such proportion to be reasonably determined by the Surveyor for the time being to the Landlord) and not to make any claim for relief against outgoings payable in respect of the Demised Premises without the Landlords prior written consent such consent not to be unreasonably withheld or delayed
           5.8.2. To pay to the Landlord all costs charges and expenses(including professional advisers costs and fees) incurred by any superior Landlord and/or reasonably and properly incurred by the Landlord
                    5.8.2.1. In or in contemplation of any proceedings under Sections 146 or 147 of the Law of Property Act 1925 including the preparation and service of notice thereunder (notwithstanding forfeiture is avoided otherwise than by relief
                               granted by the Court)
                    5.8.2.2. In the preparation and service of a Schedule of Dilapidations at any time during the Term or within three months after the Term expires
                    5.8.2.3. In respect of any application for consent required by this Lease whether or not such consent be granted
           5.8.3. If any payments of rent or otherwise are to be made by the Tenant under this Lease (hereafter in this clause called "the Payments") to the Landlord or any person on the Landlord's behalf the Tenant
                    shall pay by way of further rent any Value Added
                    Tax which is or may become payable in respect of
                    the Payments together with Interest unless in the case of third party costs charges and expenses the same are recoverable by the Landlord as Input Tax and irrecoverable by the Tenant Provided Always that wherever appropriate the person to whom the Payments are made shall as a condition of payment supply the Tenant with the appropriate V.A.T. invoice
     5.9.  General Requirement concerning use
           __________________________________
           5.9.1. Not to use any part of the Demised Premises for any noxious noisy or offensive trade or business or for any illegal or immoral act or purpose nor for any sale by auction and not to commit any nuisance or do anything which may be or become an inconvenience or cause damage or disturbance to the Landlord or any other person PROVIDED THAT this shall not restrict or prohibit the Tenant using the Demised Premises for the User authorised herein
           5.9.2. Not to allow empty containers or rubbish of any description to accumulate upon the Demised
                    Premises nor to discharge into any Conduit any deleterious matter or any substance which might be or become a source of danger or injury to the drainage system of the Demised Premises or any other property or person
           5.9.3.   Not to use any part of the Demised Premises in
                    such manner as to subject it to any strain or interference which is not reasonable or is in excess of that which the Demised Premises were designed to bear and not to install machinery on the Demised Premises which shall be unduly noisy
                    or cause vibration
           5.9.4. Not to do anything on the Demised Premises which might reasonably be expected to produce directly or indirectly corrosive fumes or vapours or moisture or humidity in excess of that which the Demised Premises were designed to bear and are otherwise reasonable
           5.9.5. Not to erect or display any mast or pole flag signboard advertisement inscription bill placard or sign whatsoever on the Demised Premises or the windows thereof so as to be seen from the exterior without the previous written consent of the Landlord which shall not be unreasonably withheld or delayed in respect of a sign stating the Tenant's name and business or profession (such sign if the Landlord so requires to be removed and any damage caused thereby made good by the Tenant at the Termination Date)
           5.9.6. To comply with all reasonable regulations made by the Landlord (in the interest of good estate management) or the Head Landlord from time to time for the management of the Demised Premises and/or any land or premises used or to be used in common or jointly with any other person
           5.9.7. Not to load or unload any vehicle unless the vehicle shall be in a loading area provided for that purpose and not to obstruct or damage any access ways roads or landscaped areas in or leading to the Demised Premises
           5.9.8. To give written notice to the Landlord of any defect in the Demised Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972 and at all times to display and maintain all notices which the Tenant is from time to time required under the provisions of any Act to display at the Demised Premises or the Head Landlord reasonably requires to be so displayed
           5.9.9. Not to stop up or paint out any windows at the Demised Premises and not to permit any encroachment upon the Demised Premises or the acquisition of any new right to light passage drainage or other easement over any part of the Demised Premises and to give immediate written notice to the Landlord of any threat of such encroachment or acquisition and at the Landlord's written request to take such action as the Landlord may reasonably require to prevent such encroachment or acquisition
     5.10.      New Guarantor
                _____________
           Within fourteen days of the death during the Term of any person who has or shall have guaranteed to the Landlord the Tenants obligations contained in this lease or of such person becoming bankrupt or having a Receiving Order made against him or being a Company passing a Resolution to wind up or entering into liquidation (other than for the purpose of reconstruction or amalgamation whilst solvent) then to give notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty eight days to procure some other person acceptable to the Landlord to execute a Guarantee in respect of the Tenants obligations contained in this lease in the form set out in the Fourth Schedule hereto
     5.11.      Superior Interests
                __________________
           If this lease shall at any time be an underlease:
           5.11.1. Any provision for consent or approval of the Landlord shall be deemed to be subject to the consent or approval of all superior landlords and the costs and expenses of obtaining such
                    consents (whether or not consent is forthcoming) shall be repaid by the Tenant to the Landlord on demand
           5.11.2. To comply with all the Tenants covenants contained in the Head Lease so far as they relate to the Demised Premises (but not those expressly assumed by the Landlord in this Lease or the covenant contained in clause 5.2.3.1 of the Head lease])
     5.12       Indemnity
                _________
           The Tenant will keep the Landlord fully indemnified against all damages losses reasonable costs expenses proceedings and liabilities purposes properly arising directly or indirectly out of the existence state of repair or user of the Demised Premises any breach of the Tenants covenants herein contained or any failure to comply with the Planning Acts or any other Act and against any liability for any tax levy charge or other fiscal imposition of whatsoever nature including penalties and interest on overdue tax (and penalties for failure to give appropriate notices and information as properly required under the provision of any Acts) for which the Landlord shall be liable as a result of any material development carried out by or on behalf of the Tenant on the Demised Premises and shall on demand pay to the Landlord the amount of any such sum and (if applicable) Interest PROVIDED THAT this clause shall not impose upon the Tenant a greater liability to keep the Demised Premises in good and substantial repair and condition than that imposed by clause
           5.2 hereof

6.   THE Landlord COVENANTS with the Tenant as follows:-
     6.1.  Quiet Enjoyment
           _______________
           That the Tenant paying the rents hereby reserved and observing and performing its covenants and conditions contained in this Lease may peaceably and quietly hold and enjoy the Demised Premises without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it
     6.2. To pay the rents reserved by any superior lease (including the Head Lease) for the time being in force on the due dates for payment thereof and to observe and perform all the covenants on its part contained in any superior lease (including the Head Lease) insofar as the same are not to be observed and performed by the Tenant in accordance with the provisions of this Lease
     6.3. To take reasonable and necessary steps to ensure that the Head Landlord complies with the covenants and agreements on its part contained in the Head Lease to enable the Tenant to have the continued use and enjoyment and benefit of all the obligations contained in such covenants and agreements during the Term so far as such covenants and agreements relate or to affect the Demised Premises
     6.4. Subject to the Tenant paying to the Landlord the sums due in accordance with Clause 3.3 hereof to keep the Common Parts and all fixtures and fittings therein and additions thereto in a good state of repair and decoration and condition including renewal and replacement of all worn and damaged parts including in particular but without prejudice to the generality of the foregoing to maintain the surface or any roads and pavements and keeps the same properly lit PROVIDED THAT the Landlord shall act fairly and reasonably in carrying out its obligations hereunder at all times and shall manage and maintain the Common Parts economically and efficiently and in the interests of good estate management
     6.5. That the Landlord will forthwith following the destruction or damage of the Demised Premises or the Common Parts due to any defect or deterioration in the Demised Premises or Common Parts which is the direct or indirect result of any fault in the initial design the siting or the method of the construction of the Demised Premises or the Common Parts and/or the building or any part or parts thereof use all reasonable endeavours to reinstate and/or rebuild the Demised Premises or the Common Parts
     6.6. That the Landlord will use all reasonable endeavours following destruction or damage to the Demised Premises or the Common Parts without delay to obtain all necessary consents and approvals to enable the reinstatement and/or rebuilding to be carried out.
     6.7. That the Landlord will at all times repair and keep the remainder of the site in good and substantial repair and condition.

7.   PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:
     7.1.  Re-entry
           ________
           Notwithstanding and without prejudice to any other remedies and powers herein contained or otherwise available to the Landlord if the rents hereby reserved or any part thereof shall be unpaid for twenty eight days after becoming payable whether formally demanded or not or if any covenant on the Tenant's part or condition contained in this Lease shall not be performed or observed or if the Tenant for the time being (being a Company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation whilst solvent) or pass a resolution for winding up (save as aforesaid) or suffer a Receiver to be appointed or being an individual or being more than one individual any one of them shall have a Receiving Order made against him or become bankrupt or if the Tenant (or if there shall be more than one Tenant any of them) shall enter into composition with their or his creditors then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any breach non-observance or non-performance of any of the Tenant's covenants or any condition herein contained
     7.2.  Service of Notices
           __________________
           7.2.1. Any demand or notice to be served on the Tenant or any Surety hereunder shall be validly served if sent by first class post addressed to the Tenant or the Surety respectively at its registered office or its last known address or at the Demised Premises
           7.2.2. Any notice to be served on the Landlord shall be validly served if sent by first class post addressed to the Landlord at its registered office
     7.3.  Adjoining land
           ______________
           Nothing in this Lease shall prevent the Landlord and all persons authorised by it without requiring any consent from or making any compensation to the Tenant dealing as
           it or they may think fit with any land or buildings
           adjacent or near to the Demised Premises and erecting or suffering to be erected on any part of such land any buildings or structures whatsoever and making any alterations or additions and carrying out any demolition
           or rebuilding whatsoever which it or they may think fit subject to such buildings alterations or additions not affecting or diminishing the light or air or any right and easement specified in the First Schedule hereto which
           may now or at any time during the Term be enjoyed by the Demised Premises
     7.4.  No liability in damages
           _______________________
           The Head Landlord shall not in any circumstances incur any liability in respect of damage to person or property or otherwise howsoever by reason of any act neglect default or misfeasance of the Head Landlord or their servants employees agents or independent contractors or by reason of any accidental damage which may at any time be done
           to the Demised Premises or to any of the goods persons or property of the Tenant or any other person in performance of any services for the Tenant at the Tenant's request
     7.5.  Failure to Perform Obligation
           _____________________________
           The Landlord shall not in any event be liable to the
           Tenant in respect of any failure of the Landlord to
           perform any of its obligations to the Tenant hereunder whether expressed or implied (other than those contained in Clause 4 hereof) unless the Tenant has so notified the Landlord and the Landlord has failed within a reasonable time to remedy the same
     7.6.  Statutory Compensation
           ______________________
           Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises or any part thereof any compensation under the Landlord and Tenant Act 1954
     7.7.  Exclusion of Riqhts not Granted
           _______________________________
           Nothing herein contained shall operate expressly or impliedly to confer upon or grant to the Tenant any easement right or privilege other than those expressly hereby granted and set out in the First Schedule hereto
     7.8. If Navstar Systems Limited shall assign this Lease to an assignee (in this clause called "the assignee") then forthwith upon the completion of an assignment of this lease by the assignee Navstar Systems Limited and Symmetricom Inc shall be released from any further liability under the terms hereof and the Landlord shall at the Tenant's cost execute such deed of release as the Tenant and/or the Surety shall reasonably require Provided that the assignee is not a group company of the original Tenant within the meaning of
           Section 42 of the Landlord and Tenant Act 1954
     7.9. If the Demised Premises any part thereof or any part of the Common Parts over which rights are granted to the Tenant shall at any time be destroyed or damaged due to any defect or deterioration in the Demised Premises or the Common Parts which is the direct or indirect result of any fault in the initial design the siting or the method of construction of the Demised Premises and/or the building or any part or parts thereof or the Common Parts then the rent reserved or a fair and just proportion thereof according to the nature and extent of the damage shall be suspended until the Demised Premises or such parts of the Common Parts over which rights are granted to the Tenant shall be fit for occupation and use or accessible and the Landlord shall forthwith repay to the Tenant such rent paid in advance in respect of the period after the date of such destruction or damage and any dispute regarding the cesser of rent shall be referred to a single arbitrator to be appointed in default of agreement upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors under the Arbitration Acts 1950-1979.
     7.10.1. In this clause 7.10 the following expressions shall have the following meanings:-
           7.10.1.1. "Rent first reserved" means the Rent first reserved from time to time pursuant to clause 3.1 hereof; and
           7.10.1.2. "VAT" means any Value Added Tax or other tax replacing or supplementing the same from time to time
     7.10.2. In the event of the Head Landlord serving on the Tenant notice under Section 6 of the Law of Distress Amendment Act 1908 or any statutory enactment replacing the same requiring the Tenant to pay the Rent first reserved direct to the Head Landlord then in respect of any period when the Tenant is required to pay the Rent first reserved direct to the Head Landlord the Rent first reserved shall be deemed to be inclusive of any VAT charged assessed or payable thereon
     7.11 If the tenant shall desire to determine the Term at the expiration of the fifth sixth seventh or ninth years thereof then the Tenant shall serve notice on the Landlord as follows:-
     7.11.1 if the tenant shall desire to determine the Term at the expiration of the fifth year of the Term the Tenant shall serve not less than six months previous notice in writing of such desire (such notice to specify that the Term is to determine on the expiration of the fifth year of the Term); and
     7.11.2. if the Tenant shall desire to determine the Term at the expiration of the sixth or the seventh or the ninth years of the Term the Tenant shall serve not less than nine months previous notice in writing of such desire (such notice to specify when the Term is to determine)
         and the Term shall thereupon cease at the end of the year of the Term specified in the Tenant's notice and the Landlord shall refund to the Tenant all sums by way of rent paid in advance for any period beyond that date but without prejudice to the rights or remedies of either party against the other in respect of any antecedent claim for breach of covenant

8.   COVENANTS BY SURETY
     ___________________
THE Surety HEREBY COVENANTS with the Landlord in the terms set out in the Fourth Schedule hereto
IN WITNESS the parties hereto have executed these presents on the date specified in Paragraph 1 of the Particulars

                  THE FIRST SCHEDULE above referred to
                  ____________________________________
                      (Rights and Easements Granted)
                      _____________________________
The right (insofar as the Landlord has power to grant the same) for the Tenant in common with the Landlord any superior landlords those authorised by any of them and all others having the same right to:-
1. For the purpose only of access to and egress from the Demised Premises to pass and repass with or without vehicles at all times over the roadways comprised in the Site and to use any areas within the Site so allocated for the loading and unloading of vehicles subject always to compliance by the Tenant with all reasonable rules and regulations for the use thereof prescribed from time to time by the Landlord and provided that no obstruction is caused to any car parking spaces on the Site
2. To pass and repass on foot only over and along the footways comprised in the Site as a means of access to and egress from the Demised Premises
3. Free and uninterrupted passage of services and facilities through the Conduits which are now or may at any time during the Term serve the Demised Premises with the right to construct and maintain new Conduits for the benefit of the Demised
     Premises (but not to construct new Conduits in on or under any new buildings now or hereafter to be erected on the Site) the right to repair maintain and renew such existing and new Conduits and the right at any time but on Requisite Notice to enter (or in the Landlord's absence but in emergency only to break and enter) the Site subject to the Tenant forthwith making good any damage caused in the exercise of this right
4. The right of support and protection for the Demised Premises from the Site and any buildings now or hereafter to be erected on the Site
5. Such rights of access to and entry upon the Site as are necessary for the proper performance of the Tenant's obligations hereunder or as may be required to remedy a failure by the Landlord to observe and perform its obligations in this Lease or in the Head Lease

                  THE SECOND SCHEDULE above referred to
                  _____________________________________
                     (Rights and Easements Excepted)
                     _______________________________
The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord any superior landlords and their respective tenants and the occupiers of any adjoining or neighbouring premises and all other persons authorised by the Landlord or any superior landlord or having the like rights and easements:
1. The free and uninterrupted passage of services and facilities through the Conduits which are now or may at any time during the Term be in the Demised Premises with the right to construct and maintain new Conduits for the benefit of any adjacent or nearby premises (but not to construct new Conduits in on or under any buildings now or hereafter to be erected on the Demised Premises) the right to repair maintain and renew such existing and new Conduits and the right at any time but on Requisite Notice to enter (or in the Tenant's absence but in emergency only to break and enter) the Demised Premises subject to the Landlord forthwith making good any damage caused in the exercise of this right
2. The right to build rebuild or execute any other works upon any adjacent or nearby premises in such manner as the Landlord may think fit subject to the Landlord not affecting or diminishing the access or enjoyment of light or air to or in respect of the Demised Premises or any right and easement specified in the First Schedule hereto SUBJECT to the Landlord giving Requisite Notice and forthwith making good any damage caused in the exercise of this right
3. The support and protection from the Demised Premises enjoyed by buildings now or hereafter to be erected
4. The right to build on or into any perimeter wall of the Demised Premises and after giving Requisite Notice to enter the Demised Premises to place and lay in under and upon the same such footing for any intended wall or structure with the foundations therefor as the Landlord shall think proper and for such purpose to excavate the Demised Premises along the line of the junction between the Demised Premises and any adjoining premises And also the right to erect and use scaffolding upon the Demised Premises for such purposes PROVIDED THAT the Landlord shall (a) not interfere with or restrict the Tenant's access to or enjoyment or use of the Demised Premises or any part thereof and (b) forthwith make good any damage caused
5. The right at any time on Requisite Notice to enter (or during the Tenant's absence but in emergency only to break and enter) the Demised Premises in order to (a) inspect or view the condition of the Demised Premises (b) to carry out work upon any adjacent premises and
(c) to carry out any repairs or other Work or do anything which the Landlord and/or the Head Landlord must or may carry out or do under the provisions of this Lease or the Head Lease respectively

                  THE THIRD SCHEDULE above referred to
                  ____________________________________
                      (Provisions for Rent Review)
                      ____________________________
1. In this Schedule the following expressions shall have the following meanings:
1.1. "the Rent Review Date" the date specified in the Particulars
1.2. "open market rent" shall mean the best yearly rent for which the Demised Premises could reasonably be expected to be let with vacant possession on the Relevant Review Date (as hereinafter defined) in the open market by a willing lessor to a willing lessee without taking a fine or premium for a term of Ten years from the Relevant Review Date with provisions similar to those contained in the Head Lease for Rent Review every five years and otherwise upon the terms and conditions (save that the extent of the demised premises and rights granted shall be as are herein contained and save also as to the amount of rent) as are contained in this Lease and on the assumption
     (if not the fact) that the Demised Premises shall be ready for immediate beneficial occupation and that all the Tenant's and the Landlord's covenants shall have been complied with but there being disregarded:
     1.2.1. any effect on rent of the fact that the Tenant or an undertenant may have been in occupation of the Demised Premises
     1.2.2. any goodwill attached to the Demised Premises by reason of any trade or business carried on therein by the Tenant or any undertenant
     1.2.3. any effect of any improvement made by the Tenant for the time being after the date hereof otherwise than in pursuance of an obligation to the Landlord
     1.2.4. Any effect of the Works carried out pursuant to a Licence to Carry Out Works dated the 11th day of April 1994 made between Strathclyde Regional Council of the first part the Landlord of the second part the Tenant of the third part and the Surety of the fourth part
2. From and after the Relevant Rent Review Date the rent first reserved shall be whichever is the higher of:
2.1. the yearly rent operative immediately before the Rent Review
     Date and
2.2. the open market rent of the Demised Premises (hereinafter called "the new rent")
3. If the Landlord and the Tenant shall be able to agree the new rent or when the new rent shall have been determined in accordance with the provisions hereof as the case may be a note of the new rent shall be endorsed in the Sixth Schedule to this lease and the Counterpart hereof and signed by the parties hereto
4. If three months before the Rent Review Date the Landlord and the Tenant shall not have agreed on the new rent payable from the Rent Review Date the Landlord or the Tenant may at any time thereafter before the rent shall be agreed between the Landlord and the Tenant require an independent Surveyor (hereinafter called "the Surveyor") to determine the open market rent
5. The Surveyor may be agreed upon by the Landlord and the Tenant and in default of such agreement shall be appointed by the President for the time being of the Royal Institution of Chartered Surveyors or the person designated by such institution for such purpose on the application of the Landlord or the Tenant and any reference hereafter to the said President shall be deemed to include a reference to such officer
6.1. Notice in writing of his appointment shall forthwith be given by the Surveyor to the Landlord and the Tenant and he shall invite each to submit within a specified period (which shall not exceed four weeks) a valuation accompanied if desired by a statement of reasons
6.2. The Surveyor (who shall be a Chartered Surveyor experienced in the letting and/or valuation of premises of a similar nature to and situate in the same region as the Demised Premises and used for purposes similar to those authorised hereunder at the date of his appointment) shall at the option of the Landlord to be notified to the Surveyor and the Tenant in writing within 21 days following the receipt by the Landlord of notice from the Surveyor pursuant to paragraph 6.1 hereof act either as an Arbitrator pursuant to the provisions of the Arbitration Act
     1950 and 1979 or as an expert valuer whose decision shall be final and binding on all persons who are or who have been parties hereto and if the Surveyor shall act as expert he shall invite each party to make written representations within the period specified in paragraph 6.1 of this Schedule and shall invite each party to make observations on such representations within a further specified period (which shall not exceed four weeks)
6.3. The Surveyor shall give notice in writing of his decision to the Landlord and the Tenant within two months of his appointment or within such extended period as may be reasonable
7. If the Surveyor shall fail to determine the open market rent and give notice thereof within the time and in the manner provided or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties the Landlord may apply to the said President for a substitute to be appointed in his place which procedure may be repeated as many times as necessary
8. In the event that by the Rent Review Date the new rent shall not have been agreed or determined (whether or not negotiations shall have commenced) the Tenant shall continue to pay rent at the rate of the current rent on each day appointed by this Lease for payment of rent until the new rent shall have been agreed or determined and thereupon the Tenant shall pay to the Landlord as arrears of rent an amount equal to the difference between the new rent and the rent actually paid for the period since the Rent Review Date together with interest thereon at the base lending rate for the time being of the Bank of Scotland from the Rent Review Date
9. The fees of the Surveyor shall be shared as the Surveyor shall determine
10. As respects all periods of time referred to in this Schedule time shall be deemed not to be of the essence
11. If on the Rent Review Date there shall be in force any act which shall restrict interfere with or affect the Landlord's right to revise the rent hereby reserved in accordance with the terms hereof then the Landlord shall be entitled once following each removal or modification of such Act to serve notice requiring a review of the said rent (hereinafter called an "interim notice") upon the Tenant and from and after the date of service of such interim notice until the end of the Term the rent shall be increased to whichever is the higher of the open market rent at the date of service of the interim notice and the rent payable immediately prior thereto and the provisions of this Schedule shall apply accordingly with the substitution of the said date of service for the Rent Review Date

                  THE FOURTH SCHEDULE above referred to
                  _____________________________________
The Surety COVENANTS with the Landlord:
1. That if at any time during the Term the Tenant shall default in payment of any of the rents reserved by this lease on the due dates or in observing or performing any of the covenants and conditions contained in this Lease which the Tenant is obliged to observe and perform the Surety will pay the rents or observe or perform the covenants or conditions in respect of which the Tenant shall have defaulted notwithstanding any time or indulgence granted by the Landlord to the Tenant or that the Tenant may have ceased to exist or any other act or thing whereby but for this provision the Surety would have been released
2. That if the liquidator or trustee in bankruptcy shall disclaim this Lease the Surety will at the request of the Landlord within three months after such disclaimer take from the Landlord a Lease of the Demised Premises for a term equal to the residue of the Term which would have remained had there been no disclaimer at the same rent and subject to the same covenants and conditions as are reserved by and contained in this Lease (except the requirement that a Surety join therein) such lease to take effect from the date of such disclaimer and in such case the Surety shall pay the reasonable costs of the Landlord in the preparation of such new Lease and execute and deliver a counterpart of it to the Landlord
3. In this Schedule the expression "the Tenant" shall mean only Navstar Systems Limited and not any and every person or persons company or corporation in whom the term shall for the time being be vested
4. The covenants and guarantees contained in clauses 1 and 2 of this Schedule shall (subject to the provisions of clause 3 of this Schedule) have effect throughout the Term and also throughout any period thereafter during which the Tenant shall occupy the Demised Premises and the said covenants and guarantees shall relate to any sums greater than the rents hereby reserved which the Tenant shall become liable to pay under the terms hereof or of any subsequent deed or licence supplemental to this Lease save and except any subsequent deed or licence supplemental to this Lease which has the effect of extending the contractual term

                  THE FIFTH SCHEDULE above referred to
                  ____________________________________
                 (Deeds to which the demise is subject)
                 ______________________________________
The covenants restrictions reservations conditions and other matters contained or referred to in the Property Register and entries numbered 1 to 4 inclusive of the Charges Register of Title Number NN.85259

                  THE SIXTH SCHEDULE above referred to
                  ____________________________________
                        Memoranda of rent review:
                        _________________________
The rent payable from the first review date specified in the
particularshas been agreed as Pounds (            ) per annum


                                          Signed______________________
                                          duly authorised signatories
                                          of the Landlord/Tenant/Surety

The rent payable from the Second review date has been agreed as
Pounds (           per annum)


                                          Signed_____________________
                                          duly authorised signatories
                                          of the Landlord/Tenant/Surety

Executed as a Deed by NAYSTAR SYSTEMS
LIMITED was hereunto affixed (but this
Deed was not delivered until the date
hereof) acting by its Secretary and a
Director or two Directors

        Director

        Secretary/
        Director

THE COMMON SEAL OF SYMMETRICON INC
was hereunto affixed (but this Deed)
was not delivered until the date
hereof) in the presence of:-


               Director


              Secretary


                            SYMMETRICOM, INC.
                     formerly Sillcon General, Inc.




                      To:          Andrea Collins
                      From:        Jane Williamson

                      RE:          Lease
                                   Mansard Close  Northampton

                      Attached please find the duly signed and sealed above mentioned lease agreement.

                      This is being returned to you via Federal
                      Express on this date.

                      A copy of this lease agreement has been
                      filed in our files at Telecom Solutions/
                      Symmetricom, Inc.




cc:    Paul Risinger
       Scott Kamsler





        Date   APril 22, 1994



M Duckham Esq             Oxford House         Telephone (0604) 230400
Navstar Ltd               Cliftonville         Fax (0604)20956 & 230426
Royal Oak Way             Northampton NN1 5PN  DX 12413 Northampton
DAVENTRY                  Direct Fax Line No:  (0604) 32102
Northants  NN11 5PJ



Our Ref:   GLG/sh.18.9
Your Ref:
Date:      18th April 1994



Dear Mike

Mansard Close Northampton
_________________________

I enclose the underlease for sealing by Navstar and Symmetricom. I have amended the attestation clause as I believe that Navstar does not have a seal.

Can you please return the underlease to me duly sealed and undated as soon as possible.





G L GILBERT

Enc





















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